UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 2, 2012

CENTRAL EUROPEAN

DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Announcement of Consent Solicitation

Central European Distribution Corporation (the “Company”) announced in the press release attached hereto as Exhibit 99.1 that it is soliciting consents from the holders of the $380 million aggregate outstanding principal amount of 9.125% Senior Secured Notes due 2016 and the €430 million aggregate outstanding principal amount of 8.875% Senior Secured Notes due 2016 (collectively, the “Notes”), each issued by CEDC Finance Corporation International, Inc. (the “Issuer”). The Company is requesting a waiver up to and including November 12, 2012, of any and all Defaults and Events of Default, and the consequences thereof, that may have occurred or may occur under Section 4.14 (Reports) of the indenture for the Notes (the “Indenture”) for the failure of the Company to comply with Section 4.14 (Reports) of the Indenture including the requirement to file with, or furnish to, the United States Securities and Exchange Commission (the “SEC”) annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (or any successor form), in each case containing the information required to be contained therein, in accordance with the requirements for filing such reports prescribed by the SEC applicable to the Company and as such requirements may be modified from time to time, including, for the avoidance of doubt, any Default that would result if the Company fails to file its Quarterly Report on Form 10-Q for the financial quarter ended June 30, 2012.

Update on Financial Restatement and Annual Meeting

As previously announced on its Forms 8-K filed on June 4 and July 11, 2012, the Company is currently reviewing its financial statements and has commenced an internal investigation regarding the Company’s retroactive trade rebates and related accounting issues. As the review is not yet complete, the Company anticipates that it may be unable to file its Quarterly Report on Form 10-Q for the financial quarter ended June 30, 2012 with the SEC by August 14, 2012, the due date under SEC regulations (taking account of the extension provided by Rule 12b-25 under the U.S. Securities Exchange Act of 1934). The Company intends to file its amended periodic reports including the restated financial statements and its Quarterly Report on Form 10-Q for the financial quarter ended June 30, 2012 with the SEC as soon as practicable.

In addition, the board of directors of the Company, along with senior management, continue to review the timing of the Company’s 2012 Annual Meeting of Stockholders previously scheduled to be held on June 29, 2012 in light of the need to restate its accounts and expects to hold its 2012 Annual Meeting of Stockholders as soon as practicable after completing the internal investigation described above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Chief Financial Officer

Date: August 2, 2012